Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated July 25, 2014 to the

GMO Trust Prospectus and Statement of Additional Information,

each dated June 30, 2014

GMO Benchmark-Free Allocation Fund

GMO Benchmark-Free Allocation Fund may invest in GMO Special Opportunities Fund, another series of GMO Trust offered by a separate prospectus. All references in the Prospectus to the “underlying Funds” of GMO Benchmark-Free Allocation Fund are amended to reflect the foregoing. For information about GMO Special Opportunities Fund, see “Investment in Other GMO Funds” below.

Investment in Other GMO Funds

The section captioned “Investment in Other GMO Funds” beginning on page 203 of the Prospectus is amended to include the following information:

GMO Special Opportunities Fund. GMO Special Opportunities Fund (“Special Opportunities Fund”), a series of the Trust, is not offered by this Prospectus. Special Opportunities Fund is managed by GMO.

Special Opportunities pays an investment management fee to GMO at the annual rate of 1.10% of Special Opportunities Fund’s average daily net assets for each class of shares. Special Opportunities Fund offers Class III, Class IV, Class V and Class VI shares, which pay shareholder service fees to GMO at the annual rate, respectively, of 0.15%, 0.10%, 0.085% and 0.055% of the class’s average daily net assets.

Special Opportunities Fund’s investment objective is positive total return.

GMO will generally use a fundamental approach to identify investments that are, in GMO’s judgment, trading below their intrinsic value. GMO expects that Special Opportunities Fund will focus its investments in a limited number of investments. GMO does not manage Special Opportunities Fund to, or control Special Opportunities Fund’s risk relative to, any securities index or securities benchmark. In addition, Special Opportunities Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., Special Opportunities Fund does not seek “relative” return). The factors considered and investment methods used by GMO can change over time.

Special Opportunities Fund may have long or short exposure to non-U.S. and U.S. equities (which may include emerging country equities and equities of any market capitalization), non-U.S. and U.S. fixed income instruments (which may include asset-backed securities and other fixed income instruments of any credit quality, including those that are below investment grade (commonly referred to as “junk bonds”), including distressed and defaulted instruments, and having any maturity or duration), currencies, and, from time to time, other alternative instruments (e.g., instruments that seek exposure to or reduce risks of market volatility).

Special Opportunities Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equities or fixed income securities). In addition, Special Opportunities Fund is not restricted in its exposure (long or short) to any particular market. Special Opportunities Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). Special Opportunities Fund could be subject to material losses from a single investment.

In pursuing its investment objective, Special Opportunities Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (OTC) derivatives, including, without limitation, reverse repurchase agreements, options, futures, swap contracts (such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements), swaptions, and foreign currency derivative transactions. In addition, Special Opportunities Fund may lend its portfolio securities. Special Opportunities Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Special Opportunities Fund may have gross investment exposures in excess of its net assets (i.e., Special Opportunities Fund may be leveraged) and therefore is subject to heightened risk of loss. Special Opportunities Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Special Opportunities Fund may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services.

Special Opportunities Fund also may invest in U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A GMO Fund that invests in Special Opportunities Fund is subject to all of the risks to which Special Opportunities Fund is exposed. The principal risks of an investment in Special Opportunities Fund include Management and Operational Risk, Market Risk — Equities, Market Risk — Fixed Income Investments, Credit Risk, Illiquidity Risk, Currency Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Non-U.S. Investment Risk, Large Shareholder Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Commodities Risk, and Fund of Funds Risk. Special Opportunities Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by Special Opportunities Fund may affect Special Opportunities Fund’s performance more than if Special Opportunities Fund were a diversified investment company. Shareholders of each GMO Fund investing in Special Opportunities Fund are indirectly exposed to these risks.

GMO Core Plus Bond Fund

Shareholders of GMO Core Plus Bond Fund (“CPBF”) have approved the elimination of CPBF’s fundamental investment restriction with respect to the short sale of securities. In connection with the foregoing, Fundamental Restriction (3) on page 69 of the Statement of Additional Information is amended and restated as follows:

(3) With respect to each Fund (except for Alpha Only Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Core Plus Bond Fund, Developed World Stock Fund, Emerging Domestic Opportunities Fund, Global Developed Equity Allocation Fund, Global Focused Equity Fund, International Developed Equity Allocation Fund, International Large/Mid Cap Equity Fund, Quality Fund, Resources Fund, Risk Premium Fund, Strategic Opportunities Allocation Fund, and U.S. Treasury Fund ), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.